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                               The RBB Fund, Inc.

                      n/i numeric investors Micro Cap Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Larger Cap Value Fund
                   n/i numeric investors Small Cap Value Fund


                  Supplement dated April 12, 2000 to Prospectus
                             dated December 1, 1999



     Effective April 11, 2000, shares of the n/i numeric investors Micro Cap Fund are offered only to existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with The RBB Fund, Inc., (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric Investors L.P.(R) and their spouses and children. Other persons who are shareholders of other n/i numeric Funds are not permitted to acquire shares of this Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder has elected otherwise.


     The adviser reserves the right to reopen the Fund to new investments at any time or to further restrict sales of its shares.